Subsequent events	12 Months Ended
Dec. 31, 2019
Events After Reporting Period [Abstract]
Subsequent events
Subsequent events

Declaration of Dividend
On February 18, 2020, the Company's Board of Directors declared a quarterly cash dividend of $0.10 per common share. The dividend was paid on March 13, 2020 to all shareholders of record as of March 2, 2020 (the record date). As of March 27, 2020, there were 58,672,080 common shares outstanding.
Delivery of Three Vessels
During the first quarter of 2020, the Company took delivery of three scrubber-fitted 2020-built MR product tankers (STI Miracle, STI Maestro and STI Mighty) under eight-year bareboat leases.  The leasehold interests in these vessels were acquired as part of the Trafigura Transaction.  The bareboat leases have similar terms and conditions as the original leased vessels in the Trafigura Transaction.
2013 Equity Incentive Plan
In January 2020, we issued 469,680 shares of restricted stock to our employees for no cash consideration. The share price on the issuance date was $36.73 per share. The vesting schedule of the restricted stock issued to our employees is (i) one-third of the shares vest on September 8, 2022, (ii) one-third of the shares vest on September 7, 2023, and (iii) one-third of the shares vest on September 5, 2024.
Related Party Transactions
In January 2020, we provided three guarantees in respect of the payment obligations of a related party bunker provider (who is engaged in the procurement of bunkers on behalf of the Company and the Scorpio Pools) toward its physical suppliers. The maximum amount under these guarantees is $3.5 million in aggregate. As of March 27, 2020, the total maximum guarantee amount is $9.5 million.
Debt Drawdowns and Repayments.
In March 2020, we repaid $46.2 million on our KEXIM Credit Facility to refinance STI Fulham, STI Park and STI Sloane. We drew down $31.9 million on the 2019 DNB/GIEK Credit Facility and $42.1 million on the BNPP Sinosure Credit Facility.
Convertible Notes due 2022
On March 2, 2020, the conversion rate of the Convertible Notes due 2022 was adjusted to reflect the payment of a cash dividend on March 13, 2020 to all shareholders of record as of March 2, 2020. The new conversion rate for the Convertible Notes due 2022 is 25.8763 of the Company's common shares representing an increase of the prior conversion rate of 0.1362 for each $1,000 principal amount of the Convertible Notes due 2022.
Novel Coronavirus (COVID-19)
Since the beginning of the calendar year 2020, the outbreak of COVID-19 that originated in China and has spread to most developed nations of the world has resulted in the implementation of numerous actions taken by governments and governmental agencies in an attempt to mitigate the spread of the virus.  These measures have resulted in a significant reduction in global economic activity and extreme volatility in the global financial markets. The reduction of economic activity has significantly reduced the global demand for oil and refined petroleum products.  While recent actions taken by Saudi Arabia and other OPEC members to increase the production of oil in the near term has resulted in increased tankers rates in March of this year, the continued impact of these production increases is uncertain.  We expect that the impact of the COVID-19 virus and the uncertainty in the supply of oil will continue to cause volatility in the commodity markets.  The scale and duration of the impact of these factors remain unknowable but could have a material impact on our earnings, cash flow and financial condition for 2020. An estimate of the impact on the Company’s results of operations and financial condition cannot be made at this time.